UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 3, 2008, TESSCO Technologies Incorporated (the “Company”) and its primary operating subsidiaries, as borrowers, entered into a Second Modification Agreement (the “Second Modification Agreement”), dated as of November 26, 2008, with SunTrust Bank and Wachovia Bank, National Association, amending the Credit Agreement for the Company’s existing $50 million unsecured revolving credit facility.

The Second Modification Agreement amended a negative covenant in the Credit Agreement by increasing from $15 million to $25 million the amount of stock permitted to be repurchased by the Company over the term of the revolving credit facility.  In addition, the Second Modification Agreement modified on a going forward basis certain other of the financial covenants applicable to the Company under the Credit Agreement, to adjust the definitions of “cash flow” and “tangible net worth” and to afford the Company limited relief from dividend restrictions.

Pursuant to the terms of the relevant documents, the financial covenants included in the Credit Agreement are also applicable to the Company’s existing Term Loan with the same lenders, having an original principal amount of $5.5 million.  Accordingly, the Second Modification Agreement also has the effect of amending the terms applicable to the Term Loan.

The foregoing description of the Second Modification Agreement is qualified in its entirety by reference to the complete terms and conditions of the Second Modification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)                                  Financial Statements of Businesses Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(d)                                 Exhibits.

Exhibit No.	Description
10.1

Second Modification Agreement, dated as of November 26, 2008, by and among the Registrant and its primary operating subsidiaries, as borrowers, and SunTrust Bank and Wachovia Bank, National Association, as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Senior Vice President and Chief Financial Officer

Dated: December 3, 2008

Exhibit No.	Description of Exhibit
10.1

Second Modification Agreement, dated as of November 26, 2008, by and among the Registrant and its primary operating subsidiaries, as borrowers, and SunTrust Bank and Wachovia Bank, National Association, as lenders.